pioneer
                            The one to remember:(SM)


                                     PIONEER
                                     -------
                                      REAL
                                     ESTATE
                                     SHARES


                                     Annual
                                     Report
                                    12/31/01


                                     [Logo]
                              One goal. Yours.(SM)

 Table of Contents
--------------------------------------------------------------------------------

 Letter from the President                          1
 Portfolio Summary                                  2
 Performance Update                                 3
 Portfolio Management Discussion                    7
 Schedule of Investments                           11
 Financial Statements                              13
 Notes to Financial Statements                     21
 Report of Independent Accountants                 27
 The Pioneer Family of Mutual Funds                28
 Trustees, Officers and Service Providers          29
 Retirement Plans from Pioneer                     34
 Programs and Services for Pioneer Shareowners     36

Pioneer Real Estate Shares
LETTER FROM THE PRESIDENT 12/31/01

Dear Shareowners,
--------------------------------------------------------------------------------

I'm very pleased to be writing to you for the first time in my new role as president of Pioneer. I welcome this opportunity to offer a few thoughts as we move into what we all hope will be a more upbeat year for our nation.

Americans have always been a resilient people, as evidenced by the tremendous surge of national unity that followed the terrorist attacks. That same resilient spirit can be seen in the historic capacity of our securities markets to regain their footing after disruptive events, a pattern that was repeated over the last months of 2001. At year-end, the markets seemed to be forecasting an end to the current recession, based on the belief that the combination of low interest rates and last year's tax relief measures can have a sizeable, positive impact on the economy.

As part of the tax relief package, expanded contribution limits are now in effect for most retirement savings programs. For example, starting with the 2002 tax year, you can contribute up to $3,000 to an IRA, a big boost over the longstanding $2,000 limit. There are also broader contribution opportunities for participants in other corporate retirement plans, including 401(k)s and 403(b)s. In addition, those age 50 and older may be able to make additional, "catch-up" contributions. With April 15 approaching, the time is ripe to fund last year's IRA, if you haven't yet done so. Your financial professional can help you decide which type of IRA - Roth or traditional - and which Pioneer funds might best suit your retirement needs.

Since the 1928 introduction of Pioneer Fund, our flagship fund, we have maintained a singular focus on making sound investment decisions for our shareowners. Today, Pioneer is part of a global financial enterprise, with access to more investment information and resources than at any time in our history - state-of-the-art tools that we use daily to manage our funds with your goals in mind.

For the latest information about Pioneer funds, as well as timely, informative articles on investing, I invite you to visit us at www.pioneerfunds.com. And to review how your portfolio now stands in light of your personal objectives, please contact your financial professional. The value of an advisor is never more evident than in times like these.

Thank you for your continued business. Everyone here at Pioneer truly appreciates it.

Respectfully,


/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.


[begin sidenote]
----------------------------
Pioneer's new
president

Daniel T. Geraci recently
joined Pioneer as President
of Pioneer Investment
Management, Inc., the
arm of Pioneer responsible
for managing our mutual
fund portfolios and U.S.
business interests.

Earlier, Mr. Geraci served
as a senior executive at
Fidelity Investments and at
Midland Walwyn Capital of
Toronto (now Merrill Lynch
Canada). He began his
career with E.F. Hutton
and Company.

"Serving shareowners'
interests has always been
Pioneer's core value,"
Mr. Geraci said. "Today, we
are redoubling our efforts
to earn our customers'
continued confidence as
we pass through these
challenging times."
----------------------------
[end sidenote]

Pioneer Real Estate Shares
PORTFOLIO SUMMARY 12/31/01

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[tabular representation of pie chart]

U.S. Common Stocks 98%
International Common Stocks 2%


Sector Diversification
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[tabular representation of pie chart]
Real Estate 99%
Financials 1%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)



 1.     Equity Office Properties Trust                 8.66%
 2.     Archstone Communities Trust                    5.07
 3.     Equity Residential Property Trust              4.94
 4.     Apartment Investment & Management Co.          4.63
 5.     Simon DeBartolo Group, Inc.                    4.56
 6.     Prentiss Properties Trust                      4.08
 7.     ProLogis Trust                                 3.78
 8.     Liberty Property Trust                         3.63
 9.     Public Storage, Inc.                           3.61
10.     Essex Property Trust, Inc.                     3.49

Fund holdings will vary for other periods.

Pioneer Real Estate Shares
PERFORMANCE UPDATE 12/31/01                          CLASS A SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value per Share   12/31/01   12/31/00
                            $15.38     $15.04


Distributions per Share   Income      Short-Term      Long-Term
(12/31/00 - 12/31/01)++   Dividends   Capital Gains   Capital Gains
                          $0.533            -               -

++ The Fund also paid non-taxable distributions of $0.207 per share.


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Real Estate Shares at public offering price, compared to the growth of the Standard & Poor's (S&P) 500 Index and the Wilshire Real Estate
Securities Index.

Average Annual Total Returns
(As of December 31, 2001)

                   Net Asset    Public Offering
Period               Value          Price*
Life-of-Class
(10/25/93)          7.99%           7.21%
5 Years             4.93            3.69
1 Year              7.47            1.28

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.



Growth of $10,000+

[The following is a tabular representation of a mountain chart.]

                         Wilshire
                        Real Estate      Pioneer
            S&P 500     Securities     Real Estate
             Index        Index           Shares*
10/93        10000        10000            9425
             10037         9553            9184
              9701         9884            9409
             10175         9709            9206
             12225        10170            9558
12/95        13985        11034           10321
             15394        12046           10858
             17186        15103           14083
             20725        16088           14839
             22914        18093           16863
             26965        17133           15773
12/98        29449        14941           13528
             33084        15954           14191
             35632        14464           12892
             35472        16665           14787
             32388        18910           16669
             30227        20765           17689
12/01        28554        20863           17914

+ Index comparisons begin 10/31/93. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of 113 real estate securities. The Index is 93% REITs (equity and hybrid) and 7% real estate operating companies, and its returns are calculated monthly. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Indexes. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

  Real estate investments may be subject to special risks, including risks related to general and local economic conditions, and risks related to an individual property.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Real Estate Shares
PERFORMANCE UPDATE 12/31/01                          CLASS B SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value per Share   12/31/01   12/31/00
                            $15.25     $14.94


Distributions per Share   Income      Short-Term      Long-Term
(12/31/00 - 12/31/01)++   Dividends   Capital Gains   Capital Gains
                          $0.445            -               -

++ The Fund also paid non-taxable distributions of $0.173 per share.



Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Real Estate Shares, compared to the growth of the Standard & Poor's (S&P) 500 Index and the Wilshire Real Estate Securities Index.


Average Annual Total Returns
(As of December 31, 2001)

                      If          If
Period               Held      Redeemed*
Life-of-Class
(1/31/96)            8.83%       8.71%
5 Years              4.12        3.95
1 Year               6.42        2.42

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.



Growth of $10,000

[The following is a tabular representation of a mountain chart.]


                         Wilshire
                        Real Estate      Pioneer
            S&P 500     Securities     Real Estate
             Index        Index           Shares*
1/96         10000        10000           10000
             10660        10768           10427
             11902        13501           13481
             14352        14381           14156
12/97        15868        16174           16023
             18673        15315           14945
             20393        13356           12761
             22910        14261           13329
12/99        24675        12930           12065
             24565        14897           13797
             22429        16904           15504
             20932        18562           16371
12/01        19773        18650           16399

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Wilshire Real Estate Securities Index is a market capitalization-weighted measure of the performance of 113 real estate securities. The Index is 93% REITs (equity and hybrid) and 7% real estate operating companies, and its returns are calculated monthly. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Indexes. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Real estate investments may be subject to special risks, including risks related to general and local economic conditions, and risks related to an individual property.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Real Estate Shares
PERFORMANCE UPDATE 12/31/01                          CLASS C SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value per Share   12/31/01   12/31/00
                            $15.28     $14.96


Distributions per Share   Income      Short-Term      Long-Term
(12/31/00 - 12/31/01)++   Dividends   Capital Gains   Capital Gains
                          $0.458            -               -

++ The Fund also paid non-taxable distributions of $0.178 per share.



Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Real Estate Shares at public offering price, compared to the growth of the Standard & Poor's (S&P) 500 Index and the Wilshire Real Estate
Securities Index.


Average Annual Total Returns
(As of December 31, 2001)

                   Net Asset    Public Offering
Period               Value        Price/CDSC*
Life-of-Class
(1/31/96)           8.85%           8.67%
5 Years             4.16            3.94
1 Year              6.63            5.57
/TABLE>

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distribu- tions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.



Growth of $10,000

[The following is a tabular representation of a mountain chart.]


                         Wilshire
                        Real Estate      Pioneer
            S&P 500     Securities     Real Estate
             Index        Index           Shares*
1/96         10000        10000            9900
             10660        10768           10316
             11902        13501           13344
             14352        14381           14011
12/97        15868        16174           15861
             18673        15315           14794
             20393        13356           12629
             22910        14261           13181
12/99        24675        12930           11945
             24565        14897           13668
             22429        16904           15341
             20932        18562           16209
12/01        19773        18650           16357

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Wilshire Real Estate Securities Index is a market capitalization-weighted measure of the performance of 113 real estate securities. The Index is 93% REITs (equity and hybrid) and 7% real estate operating companies, and its returns are calculated monthly. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Indexes. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Real estate investments may be subject to special risks, including risks related to general and local economic conditions, and risks related to an individual property.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Real Estate Shares
PERFORMANCE UPDATE 12/31/01                          CLASS Y SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value per Share   12/31/01   12/31/00
                            $15.35     $15.01


Distributions per Share   Income      Short-Term      Long-Term
(12/31/00 - 12/31/01)++   Dividends   Capital Gains   Capital Gains
                          $0.584            -               -

++ The Fund also paid non-taxable distributions of $0.228 per share.



Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Real Estate Shares, compared to the growth of the Standard & Poor's (S&P) 500 Index and the Wilshire Real Estate Securities Index.

Average Annual Total Returns*
(As of December 31, 2001)

                      If          If
Period               Held      Redeemed
Life-of-Class
(4/9/98)            2.43%        2.43%
1 Year              8.00         8.00


* Assumes reinvestment of distributions.



Growth of $10,000

[The following is a tabular representation of a mountain chart.]


                         Wilshire
                        Real Estate      Pioneer
            S&P 500     Securities     Real Estate
             Index        Index           Shares*
4/98         10000        10000           10000
             10237         9852            9720
              9220         8673            8383
             11180         8591            8361
             11736         8293            7828
6/99         12560         9173            8791
             11777         8298            8059
             13527         8317            8018
             13835         8550            8219
             13467         9582            9227
9/00         13338        10394           10062
             12296        10873           10423
             10840        10762           10070
             11476        11940           11092
              9794        11374           10886
12/01        10840        11996           11257

+ Index comparisons begin 4/30/98. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Wilshire Real Estate Securities Index is a market capitalization weighted measure of the performance of 113 real estate securities. The Index is 93% REITs (equity and hybrid) and 7% real estate operating companies, and its returns are calculated monthly. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Indexes. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

  Real estate investments may be subject to special risks, including risks related to general and local economic conditions, and risks related to an individual property.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Real Estate Shares
PORTFOLIO MANAGEMENT DISCUSSION 12/31/01

Real estate investments provided shelter for investors in 2001 - posting notable gains amidst the broader stock market's decline for the second year in a row. True to its tendency to not move in step with stocks in general, the real estate sector buffered the effects of slower economic growth while paying above-average income amidst falling interest rates. In the following interview, portfolio manager Jeff Caira discusses the sector's achievements during the 12 months ended December 31, 2001 and his expectations for the coming year.


Q:  How did real estate investments perform in 2001?

A: Although the pace of gains slowed from the outstanding returns posted in 2001, real estate investments delivered positive performance in what is widely regarded as a very difficult year. Real estate investments were the beneficiary of a more conservative mood, as the slowing economy and tragic events of September 11 left investors with little appetite for risk. Total return at net asset value for the Fund's Class A shares was 7.47% for the 12 months ended December 31. (Class B and C shares posted gains of 6.42% and 6.63%, respectively, at net asset value.) The Wilshire Real Estate Securities Index generated a return of 10.33%.

    Our preference for larger, high-quality real estate investments, which played such a vital role in the Fund's competitive performance in the later months, proved to be a drawback in the early months of the fiscal year. At that time, income-oriented investors, confronted with the prospects of falling interest rates, bought high-yielding real estate investments - regardless of the company's asset quality, property type or long-term prospects. This heightened demand drove prices higher, contributing to their outperformance. In the second half of 2001, the income premium offered by these lower quality stocks began to wane - diminishing their risk/reward quotient as the likelihood of a recession became more apparent. Throughout this time, we avoided the temptation to hop to what was hot, choosing instead to remain committed to our long-term strategy of investing in high-quality companies with strong balance sheets and geographically diverse properties.

Pioneer Real Estate Shares
PORTFOLIO MANAGEMENT DISCUSSION 12/31/01                          (continued)

Q: Despite the economic slowdown, are the fundamentals of the real estate industry still compelling?

A: We think so. While some sectors of the real estate market are seeing downward earnings revisions, supply/demand dynamics are the healthiest we've seen at this point in the economic cycle. This equilibrium is the result of more efficient capital markets, which, with the timely release of corporate reporting, are better able to assess the viability of real estate investment trusts (REITs). Ultimately, since the sector is not burdened with excess supply, REIT earnings should accelerate quickly when economic growth improves.

    Two more developments bode well for this industry. Two of the largest REITs (Equity Office Properties Trust and Equity Residential Properties) were added to the Standard & Poor's 500 Index in 2001. While real estate has long been recognized as an integral part of the economy, REITs were perceived as passive investment companies and, as such, didn't command their due respect. Their integration into a major market indicator is a momentous event and may signal the market's acceptance of REITs as actively managed, dynamic investment entities. In addition, analysts have agreed to switch their primary reporting measurement of REITs from complicated funds from operation
    (FFO) to operating earnings per share. By adopting this more easily understood general accounting measure, we believe REITs may gain a wider audience.

Q:  Which sectors contributed to performance?

A: Investments in self-storage REITs performed well. We increased the Fund's exposure to the sector during the summer, because it can act as a defensive hedge against weaker economic fundamentals. Last fall, Fund holding Storage USA enjoyed an added boost, when Security Capital announced that it would acquire the company at a premium price.

    The Fund's investments in retail REITs also did well. Holdings are diversified across both strip malls and shopping malls. Well-managed mall companies are benefiting from the dramatic fall in U.S. interest rates, which makes the cost of short-term floating-rate debt less expensive and impacts balance sheets favorably. Even if mall owners should see a decline in percentage rents (mall

Pioneer Real Estate Shares

    tenants typically pay a percentage of their sales in addition to their base rent), the decrease could be more than offset by savings from lower borrowing costs. Furthermore, while consumer confidence and U.S. growth may be falling, mall REITs are not highly correlated to retail spending. Mall leases for anchor tenants, that is, destination stores with the ability to draw large numbers of shoppers, tend to be long term - thereby adding a degree of predictability and stability to these tenants' cash flows. Finally, should a recession dictate the closing of stores, we believe high-quality, publicly-owned malls, such as those comprising your portfolio, would be more resilient to the downturn than lower-quality, privately-owned malls.

Q: Has the recession tempered prospects for the office space and lodging sectors?

A: Yes, in the short term. We're seeing a rise in vacancies in the office sector, but there is an important distinction to be made. In past corrections - particularly the late 1980s and early 1990s - we entered economic slowdowns with excess supply. Today, the vacancies are the product of falling demand for existing supply rather than lack of demand exacerbated by increases in supply.

    If unemployment continues to rise, demand for office space could soften further. We've reduced the Fund's weighting a bit and changed the mix, preferring companies that are not reliant on development for their growth rate. We added to industry leader Equity Office Properties at very attractive prices when the stock was under pressure and initiated a new position in Brookfield Properties, which derives a significant portion of its revenues from properties adjacent to ground zero in New York City. Brookfield Properties' share price dropped in the aftermath of September 11, but we believe the area will make a strong comeback. Brookfield's buildings, which are of the highest quality, are almost fully leased, and the company has rental interruption insurance to cover any short-term disruption in lease payments should they occur.

    The lodging sector underperformed the broader market amidst the slowing economy, but the Fund's exposure was below that of the Wilshire Real Estate Securities Index for much of the year. This underweighting helped to limit price deterioration in September,

Pioneer Real Estate Shares
PORTFOLIO MANAGEMENT DISCUSSION 12/31/01                          (continued)

    when travel fell sharply. However, when the sector rallied in the final months of the year, the portfolio's reduced exposure curtailed its participation in the rally - contributing somewhat to a slight underperformance relative to its benchmark.

Q:  What is your outlook?

A: The rally in late 2001, while boosting investors' spirits, was a little too sudden in our estimation, and we would not be surprised to see a retreat in early 2002. As with most sectors of the economy, there may be some further deterioration in real estate markets before we see a genuine economic recovery. However REITs have demonstrated that they can grow in value even in a recession. We believe high-quality REITs with long-term leases and competitive yields, such as those comprising your portfolio, are in the best position to weather this transition.

Pioneer Real Estate Shares
SCHEDULE OF INVESTMENTS 12/31/01


 Shares                                                           Value
              COMMON STOCKS - 100.0%
              Financials - 100.0%
              Financial (Diversified) - 0.8%
  33,000      Brookfield Properties Corp.                      $  567,600
                                                               ----------
              Real Estate - 97.2%
  75,000      Apartment Investment & Management Co.            $3,429,750
  48,600      AMB Property Corp.                                1,263,600
  85,000      Arden Realty Group, Inc.                          2,252,500
 142,742      Archstone Communities Trust                       3,754,115
  47,700      AvalonBay Communities, Inc.                       2,256,687
  65,800      Brandywine Realty Trust                           1,386,406
  25,000      BRE Properties, Inc.                                774,000
  62,400      Boston Properties, Inc.                           2,371,200
  10,100      CBL & Associates Properties                         318,150
  15,000      Chelsea Property Group, Inc.                        736,500
  50,000      Camden Property Trust                             1,835,000
  46,000      Cousins Properties, Inc.                          1,120,560
  94,000      Duke Realty Investments, Inc.                     2,287,020
 212,982      Equity Office Properties Trust                    6,406,499
 127,300      Equity Residential Property Trust                 3,654,783
  52,300      Essex Property Trust, Inc.                        2,584,143
   5,000      First Industrial Realty Trust, Inc.                 155,500
  55,000      General Growth Properties, Inc.                   2,134,000
  50,600      Home Properties of NY, Inc.                       1,598,960
 150,050      Host Marriott Corp.                               1,350,450
  53,250      Kimco Realty Corp.                                1,740,742
  75,000      Innkeepers USA Trust                                735,000
  90,000      Liberty Property Trust                            2,686,500
  42,800      Lexington Corporate Properties Trust                663,400
  30,900      The Macerich Co.                                    821,940
  19,000      Manufactured Home Communities, Inc.                 592,990
  88,500      Mission West Properties, Inc.                     1,125,720
  26,300      Parkway Properties, Inc.                            873,160
 130,000      ProLogis Trust                                    2,796,300
  60,000      Pan Pacific Retail Properties, Inc.               1,723,200
 110,000      Prentiss Properties Trust                         3,019,500
  80,000      Public Storage, Inc.                              2,672,000
   5,427      Public Storage, Inc. (Series A)                     147,560

The accompanying notes are an integral part of these financial statements.   11

Pioneer Real Estate Shares
SCHEDULE OF INVESTMENTS 12/31/01                                  (continued)


   Shares                                                            Value
  49,500      Reckson Associates Realty Corp.                    $ 1,156,320
  20,000      Shurgard Storage Centers, Inc.                         640,000
  26,200      SL Green Realty Corp.                                  804,602
  23,300      Summit Properites, Inc.                                582,966
 115,000      Simon DeBartolo Group, Inc.                          3,372,950
  25,000      Taubman Centers, Inc.                                  371,250
  68,400      United Dominion Realty Trust                           984,960
  50,000      Vornado Realty Trust                                 2,080,000
  14,000      Weingarten Realty Investors                            672,000
                                                                 -----------
                                                                 $71,932,883
                                                                 -----------
              Real Estate Companies - 2.0%
  96,200      Trizec Hahn Corp.                                  $ 1,510,340
                                                                 -----------
              Total Financials                                   $74,010,823
                                                                 -----------
              TOTAL COMMON STOCKS
              (Cost $62,444,051)                                 $74,010,823
                                                                 ===========

(a) At December 31, 2001, the net unrealized gain on investments based on cost for federal income tax purposes of $63,066,855 was as follows:

    Aggregate gross unrealized gain for all investments
    in which there is an excess of value over tax cost           $12,298,541

    Aggregate gross unrealized loss for all investments
    in which there is an excess of tax cost over value            (1,354,573)
                                                                 -----------
    Net unrealized gain                                          $10,943,968
                                                                 ===========

(b) At December 31, 2001, the Fund had a net capital loss carryforward of $10,747,217 which will expire between 2007 and 2008 if not utilized.

    Purchases and sales of securities (excluding temporary cash investments) for the year ended 12/31/2001 aggregated $28,223,007 and $35,196,352, respectively.


12    The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares
BALANCE SHEET 12/31/01

ASSETS:
  Investment in securities, at value (cost $62,444,051)         $74,010,823
  Cash                                                            4,500,787
  Receivables -
   Fund shares sold                                                 408,982
   Dividends and interest                                           489,112
  Collateral for securities loaned, at fair value                 1,246,590
  Other                                                               2,350
                                                                -----------
       Total assets                                             $80,658,644
                                                                -----------
LIABILITIES:
  Payables -
   Investment securities purchased                              $   650,025
   Fund shares repurchased                                          141,905
  Upon return of securities loaned                                1,246,590
  Due to affiliates                                                 107,419
  Accrued expenses                                                   65,685
                                                                -----------
       Total liabilities                                        $ 2,211,624
                                                                -----------
NET ASSETS:
  Paid-in capital                                               $78,065,808
  Accumulated undistributed net investment income                   184,461
  Accumulated net realized loss on investments                  (11,370,021)
  Net unrealized gain on investments                             11,566,772
                                                                -----------
       Total net assets                                         $78,447,020
                                                                ===========
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $39,262,822/2,553,425 shares)               $     15.38
                                                                ===========
  Class B (based on $30,699,081/2,012,622 shares)               $     15.25
                                                                ===========
  Class C (based on $6,135,638/401,673 shares)                  $     15.28
                                                                ===========
  Class Y (based on $2,349,479/153,110 shares)                  $     15.35
                                                                ===========
MAXIMUM OFFERING PRICE:
  Class A                                                       $     16.32
                                                                ===========
  Class C                                                       $     15.43
                                                                ===========

The accompanying notes are an integral part of these financial statements.   13

Pioneer Real Estate Shares
STATEMENT OF OPERATIONS
For the Year Ended 12/31/01

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $8,108)       $4,569,948
  Interest                                                     134,293
  Income from securities loaned, net                               350
                                                            ----------
       Total investment income                                              $4,704,591
                                                                            ----------
EXPENSES:
  Management fees                                           $  641,840
  Transfer agent fees
   Class A                                                     114,883
   Class B                                                     101,470
   Class C                                                      14,180
   Class Y                                                         159
  Distribution fees
   Class A                                                     101,117
   Class B                                                     321,677
   Class C                                                      60,545
  Custodian fees                                                33,707
  Registration fees                                             56,262
  Professional fees                                             33,889
  Printing                                                      27,487
  Administrative fees                                           37,475
  Fees and expenses of nonaffiliated trustees                    2,911
  Miscellaneous                                                  9,041
                                                            ----------
     Total expenses                                                         $1,556,643
     Less fees paid indirectly                                                  (6,600)
                                                                            ----------
     Net expenses                                                           $1,550,043
                                                                            ----------
       Net investment income                                                $3,154,548
                                                                            ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                          $4,993,456
  Change in net unrealized gain on investments                              (3,296,675)
                                                                            ----------
   Net gain on investments                                                  $1,696,781
                                                                            ----------
   Net increase in net assets resulting from operations                     $4,851,329
                                                                            ==========

14    The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended 12/31/01 and 12/31/00


                                                          Year Ended        Year Ended
                                                           12/31/01          12/31/00
FROM OPERATIONS:
Net investment income                                    $ 3,154,548       $  3,295,828
Net realized gain (loss) on investments                    4,993,456           (363,316)
Change in net unrealized gain (loss) on investments       (3,296,675)        16,390,369
                                                         -----------       ------------
   Net increase in net assets resulting from
     operations                                          $ 4,851,329       $ 19,322,881
                                                         -----------       ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.53 and $0.50 per share, respectively)     $(1,392,997)      $ (1,401,089)
   Class B ($0.45 and $0.43 per share, respectively)        (918,436)          (998,029)
   Class C ($0.46 and $0.42 per share, respectively)        (178,751)          (190,584)
   Class Y ($0.58 and $0.55 per share, respectively)         (52,414)           (37,220)
Tax return of capital:
   Class A ($0.21 and $0.14 per share, respectively)        (542,493)          (406,207)
   Class B ($0.17 and $0.13 per share, respectively)        (357,927)          (297,879)
   Class C ($0.18 and $0.12 per share, respectively)         (69,599)           (56,600)
   Class Y ($0.23 and $0.16 per share, respectively)         (20,386)           (11,411)
                                                         -----------       ------------
Total distributions to shareowners                       $(3,533,003)      $ (3,399,019)
                                                         -----------       ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $25,516,350       $ 20,540,504
Reinvestment of distributions                              2,888,147          2,676,739
Cost of shares repurchased                               (37,725,668)       (33,346,469)
                                                         -----------       ------------
   Net decrease in net assets resulting from fund
     share transactions                                  $(9,321,171)      $(10,129,226)
                                                         -----------       ------------
   Net increase (decrease) in net assets                 $(8,002,845)      $  5,794,636
                                                         -----------       ------------
NET ASSETS:
Beginning of year                                        $86,449,865       $ 80,655,229
                                                         -----------       ------------
End of year (including accumulated undistributed net
  investment income of $184,461 and $162,719,
  respectively)                                          $78,447,020       $ 86,449,865
                                                         ===========       ============


The accompanying notes are an integral part of these financial statements.   15

Pioneer Real Estate Shares
STATEMENTS OF CHANGES IN NET ASSETS                               (continued)
For the Years Ended 12/31/01 and 12/31/00


                                     '01 Shares     '01 Amount            '00 Shares     '00 Amount
CLASS A
Shares sold                             780,473     $11,885,700              586,103     $ 8,149,923
Reinvestment of distributions           116,903       1,731,191              115,601       1,585,422
Less shares repurchased              (1,211,749)    (18,261,450)          (1,127,239)    (14,866,514)
                                     ----------     -----------           ----------     -----------
   Net decrease                        (314,373)    $(4,644,559)            (425,535)    $(5,131,169)
                                     ==========     ===========           ==========     ===========
CLASS B
Shares sold                             587,570     $ 8,917,626              758,841     $10,629,443
Reinvestment of distributions            61,471         904,280               63,402         868,292
Less shares repurchased              (1,035,479)    (15,373,595)          (1,152,755)    (15,029,445)
                                     ----------     -----------           ----------     -----------
   Net decrease                        (386,438)    $(5,551,689)            (330,512)    $(3,531,710)
                                     ==========     ===========           ==========     ===========
CLASS C
Shares sold                             205,774     $ 3,145,631               89,453     $ 1,205,945
Reinvestment of distributions            12,219         179,876               12,839         174,413
Less shares repurchased                (235,934)     (3,530,088)            (224,580)     (2,947,955)
                                     ----------     -----------           ----------     -----------
   Net decrease                         (17,941)    $  (204,581)            (122,288)    $(1,567,597)
                                     ==========     ===========           ==========     ===========
CLASS Y
Shares sold                             105,927     $ 1,567,393               39,929     $   555,193
Reinvestment of distributions             4,889          72,800                3,515          48,612
Less shares repurchased                 (37,404)       (560,535)             (38,398)       (502,555)
                                     ----------     -----------           ----------     -----------
   Net increase                          73,412     $ 1,079,658                5,046     $   101,250
                                     ==========     ===========           ==========     ===========

16    The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares
FINANCIAL HIGHLIGHTS 12/31/01

                                                             Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
CLASS A                                                       12/31/01     12/31/00     12/31/99     12/31/98     12/31/97
Net asset value, beginning of year                            $ 15.04      $ 12.18      $ 13.46      $  17.81    $  15.52
                                                              -------      -------      -------      --------    --------
Increase (decrease) from investment operations:
 Net investment income                                        $  0.38      $  0.64      $  0.65      $   0.56    $   0.41
 Net realized and unrealized gain (loss) on investments          0.70         2.86        (1.28)        (4.05)       2.61
                                                              -------      -------      -------      --------    --------
   Net increase (decrease) from investment operations         $  1.08      $  3.50      $ (0.63)     $  (3.49)   $   3.02
Distributions to shareowners:
 Net investment income                                          (0.53)       (0.50)       (0.60)        (0.51)      (0.36)
 Net realized gain                                                  -            -            -         (0.27)      (0.23)
 Tax return of capital                                          (0.21)       (0.14)       (0.05)        (0.08)      (0.14)
                                                              -------      -------      -------      --------    --------
Net increase (decrease) in net asset value                    $  0.34      $  2.86      $ (1.28)     $  (4.35)   $   2.29
                                                              -------      -------      -------      --------    --------
Net asset value, end of year                                  $ 15.38      $ 15.04      $ 12.18      $  13.46    $  17.81
                                                              =======      =======      =======      ========    ========
Total return*                                                    7.47%       29.31%       (4.70)%      (19.77)%     19.74%
Ratio of net expenses to average net assets+                     1.58%        1.65%        1.69%         1.69%       1.65%
Ratio of net investment income to average net assets+            4.31%        4.56%        4.45%         3.29%       2.51%
Portfolio turnover rate                                            37%          25%          39%           11%         28%
Net assets, end of year (in thousands)                        $39,263      $43,129      $40,113      $ 67,619    $115,772
Ratios assuming no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                    1.58%        1.65%        1.83%         1.69%       1.65%
 Net investment income                                           4.31%        4.56%        4.31%         3.29%       2.51%
Ratios assuming waiver of management fees by PIM and
 reduction for fees paid indirectly:
 Net expenses                                                    1.57%        1.63%        1.67%         1.67%       1.63%
 Net investment income                                           4.32%        4.58%        4.47%         3.31%       2.53%

*Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+Ratio assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares
FINANCIAL HIGHLIGHTS 12/31/01                                     (continued)

                                                             Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
CLASS B                                                       12/31/01     12/31/00     12/31/99     12/31/98     12/31/97
Net asset value, beginning of year                            $ 14.94      $ 12.11      $ 13.38      $  17.70     $ 15.45
                                                              -------      -------      -------      --------     -------
Increase (decrease) from investment operations:
 Net investment income                                        $  0.54      $  0.52      $  0.52      $   0.45     $  0.28
 Net realized and unrealized gain (loss) on investments          0.39         2.87        (1.25)        (4.03)       2.60
                                                              -------      -------      -------      --------     -------
   Net increase (decrease) from investment operations         $  0.93      $  3.39      $ (0.73)     $  (3.58)    $  2.88
Distributions to shareowners:
 Net investment income                                          (0.45)       (0.43)       (0.49)        (0.42)      (0.29)
 Net realized gain                                                  -            -            -         (0.27)      (0.23)
 Tax return of capital                                          (0.17)       (0.13)       (0.05)        (0.05)      (0.11)
                                                              -------      -------      -------      --------     -------
Net increase (decrease) in net asset value                    $  0.31      $  2.83      $ (1.27)     $  (4.32)    $  2.25
                                                              -------      -------      -------      --------     -------
Net asset value, end of year                                  $ 15.25      $ 14.94      $ 12.11      $  13.38     $ 17.70
                                                              =======      =======      =======      ========     =======
Total return*                                                    6.42%       28.50%       (5.45)%      (20.36)%     18.85%
Ratio of net expenses to average net assets+                     2.36%        2.39%        2.45%         2.45%       2.39%
Ratio of net investment income to average net assets+            3.50%        3.82%        3.75%         2.77%       1.82%
Portfolio turnover rate                                            37%          25%          39%           11%         28%
Net assets, end of year (in thousands)                        $30,699      $35,848      $33,069      $ 55,407     $82,695
Ratios assuming no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                    2.36%        2.39%        2.59%         2.45%       2.39%
 Net investment income                                           3.50%        3.82%        3.61%         2.77%       1.82%
Ratios assuming waiver of management fees by PIM and
 reduction for fees paid indirectly:
 Net expenses                                                    2.36%        2.38%        2.44%         2.44%       2.36%
 Net investment income                                           3.50%        3.83%        3.76%         2.78%       1.85%

*Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares


                                                             Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
CLASS C                                                       12/31/01     12/31/00     12/31/99     12/31/98     12/31/97
Net asset value, beginning of year                            $ 14.96      $ 12.12      $ 13.37      $  17.70     $ 15.46
                                                              -------      -------      -------      --------     -------
Increase (decrease) from investment operations:
 Net investment income                                        $  0.55      $  0.51      $  0.52      $   0.45     $  0.29
 Net realized and unrealized gain (loss) on investments          0.41         2.87        (1.24)        (4.04)       2.59
                                                              -------      -------      -------      --------     -------
   Net increase (decrease) from investment operations         $  0.96      $  3.38      $ (0.72)     $  (3.59)    $  2.88
Distributions to shareowners:
 Net investment income                                          (0.46)       (0.42)       (0.48)        (0.42)      (0.30)
 Net realized gain                                                  -            -            -         (0.27)      (0.23)
 Tax return of capital                                          (0.18)       (0.12)       (0.05)        (0.05)      (0.11)
                                                              -------      -------      -------      --------     -------
Net increase (decrease) in net asset value                    $  0.32      $  2.84      $ (1.25)     $  (4.33)    $  2.24
                                                              -------      -------      -------      --------     -------
Net asset value, end of year                                  $ 15.28      $ 14.96      $ 12.12      $  13.37     $ 17.70
                                                              =======      =======      =======      ========     =======
Total return*                                                    6.63%       28.42%       (5.41)%      (20.38)%     18.86%
Ratio of net expenses to average net assets+                     2.28%        2.40%        2.52%         2.41%       2.35%
Ratio of net investment income to average net assets+            3.57%        3.78%        3.63%         2.67%       1.88%
Portfolio turnover rate                                            37%          25%          39%           11%         28%
Net assets, end of year (in thousands)                        $ 6,136      $ 6,276      $ 6,566      $ 12,735     $24,227
Ratios assuming no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                    2.28%        2.40%        2.66%         2.41%       2.35%
 Net investment income                                           3.57%        3.78%        3.49%         2.67%       1.88%
Ratios assuming waiver of management fees by PIM and
 reduction for fees paid indirectly:
 Net expenses                                                    2.27%        2.38%        2.51%         2.40%       2.32%
 Net investment income                                           3.58%        3.80%        3.64%         2.68%       1.91%

*Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+Ratio assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.


FINANCIAL HIGHLIGHTS 12/31/01                                     (continued)
Pioneer Real Estate Shares
                                                                           Year Ended   Year Ended   Year Ended     4/9/98 to
CLASS Y (a)                                                                 12/31/01     12/31/00     12/31/99      12/31/98
Net asset value, beginning of period                                        $ 15.01      $ 12.16      $ 13.46      $  17.52
                                                                            -------      -------      -------      --------
Increase (decrease) from investment operations:
 Net investment income                                                      $  0.63      $  0.72      $  0.70      $   0.47
 Net realized and unrealized gain (loss) on investments                        0.52         2.84        (1.25)        (3.76)
                                                                            -------      -------      -------      --------
   Net increase (decrease) from investment operations                       $  1.15      $  3.56      $ (0.55)     $  (3.29)
Distributions to shareowners:
 Net investment income                                                        (0.58)       (0.55)       (0.70)        (0.44)
 Net realized gain                                                                -            -            -         (0.27)
 Tax return of capital                                                        (0.23)       (0.16)       (0.05)        (0.06)
                                                                            -------      -------      -------      --------
Net increase (decrease) in net asset value                                  $  0.34      $  2.85      $ (1.30)     $  (4.06)
                                                                            -------      -------      -------      --------
Net asset value, end of period                                              $ 15.35      $ 15.01      $ 12.16      $  13.46
                                                                            =======      =======      =======      ========
Total return*                                                                  8.00%       29.99%       (4.10)%      (18.78)%
Ratio of net expenses to average net assets+                                   1.12%        1.02%        1.10%         1.21%**
Ratio of net loss to average net assets+                                       4.36%        5.16%        5.14%         4.31%**
Portfolio turnover rate                                                          37%          25%          39%           11%**
Net assets, end of period (in thousands)                                    $ 2,349      $ 1,196      $   907      $  1,362
Ratios assuming no waiver of management fees by PIM and no reduction for fees paid indirectly:
Net expenses                                                                   1.12%        1.02%        1.24%         1.21%**
Net investment income                                                          4.36%        5.16%        5.00%         4.31%**
Ratios assuming waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                                  1.11%        1.02%        1.10%         1.21%**
 Net investment income                                                         4.37%        5.16%        5.14%         4.31%**

(a) Class Y shares were first publicly offered on April 9, 1998.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of distributions, and the complete redemption of the investment at net asset value at the end of the period.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares
NOTES TO FINANCIAL STATEMENTS 12/31/01

1. Organization and Significant Accounting Policies

Pioneer Real Estate Shares (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary objective.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareowners have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend

Pioneer Real Estate Shares
NOTES TO FINANCIAL STATEMENTS 12/31/01                            (continued)

    date, except that certain dividends from foreign countries where the ex-dividend date may have passed are recorded as soon as the Fund is notified of the ex-dividend data in exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Because the Fund may invest a substantial portion of its assets in real estate investment trusts (REITs), the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    A portion of the dividend income recorded by the Fund is from distributions by publicly traded REITs, and such distributions for tax pur-

Pioneer Real Estate Shares

    poses may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital, are recorded by the Fund as a reduction of the cost basis of the securities held.

The tax character of distributions paid during the years ended December 31, 2001 and 2000 were as follows:

--------------------------------------------------------------------------------
                                     2001              2000
--------------------------------------------------------------------------------
  Distributions paid from:
   Ordinary income                $2,542,598      $2,626,921
   Long-Term capital gain                 --              --
                                  ----------      ----------
                                  $2,542,598      $2,626,921
   Return of Capital                 990,405         772,098
                                  ----------      ----------
  Total                           $3,533,003      $3,399,019

The following shows components of distributable earnings on a federal income tax basis at December 31, 2001. These amounts do not include the capital loss carryforward.


--------------------------------------------------------------------------------

  Undistributed ordinary income     $        --
  Undistributed long-term gain               --
  Unrealized appreciation            10,943,968
                                    -----------
  Total                             $10,943,968

--------------------------------------------------------------------------------

The difference between book basis and tax-basis unrealized apprecia tion is attributable primarily to the tax deferral of losses on wash sales.

At December 31, 2001, the Fund reclassified $538,718 and $51,490 from accumulated undistributed net investment income to accumulated net realized loss on investments and paid-in capital, respectively. This reclassification has no impact on the net asset value and is designed to present the Fund's capital accounts on a tax basis.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter

Pioneer Real Estate Shares
NOTES TO FINANCIAL STATEMENTS 12/31/01                            (continued)

    for the Fund and a majority owned indirect subsidiary of UniCredito Italiano, S.p.A. (UniCredito Italiano). PFD earned $14,918 in underwriting commissions on the sale of fund shares during the year ended December 31, 2001.

D.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
    3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to all classes of shares based on their respective percentage of adjusted net assets at the beginning of the day.

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, and Class C can bear different transfer agent and distribution fees.

E.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

F.  Securities Lending

    The Fund loans securities in its Portfolio to certain brokers, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral which is maintained by the

Pioneer Real Estate Shares

    custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned and records unrealized gains or losses in the fair value of the securities loaned that may occur during the term of the loan. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and cash collateral at period end are disclosed on the balance sheet. At December 31, 2001, the Fund loaned securities having a fair value of approximately $1,200,420 and received collateral of $1,246,590 for the loan.

2.  Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.80% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 2001, $54,569 was payable to PIM related to management fees, administrative fees and certain other services.

3.  Transfer Agent

PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $12,150 in transfer agent fees payable to PIMSS at December 31, 2001.

4.  Distribution Plans

The Fund adopted a Plan of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of

Pioneer Real Estate Shares
NOTES TO FINANCIAL STATEMENTS 12/31/01                            (continued)

a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $40,700 in distribution fees payable to PFD at December 31, 2001.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the year ended December 31, 2001, CDSCs in the amount of $134,786 were paid to PFD.

5.  Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 2001, the Fund's expenses were reduced by $6,600 under such arrangements.

6.  Line of Credit Facility

The Fund along with certain other funds in the Pioneer Family of Funds (the Funds) collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended December 31, 2001, the Fund had no borrowings under this agreement.

Pioneer Real Estate Shares
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareowners and the Board of Trustees of Pioneer Real Estate Shares:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Real Estate Shares (the Fund) as of December 31, 2001, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Real Estate Shares as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP



Boston, Massachusetts
February 15, 2002

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

      Growth Funds
      United States
      Pioneer Growth Shares
      Pioneer Mid-Cap Growth Fund+
      Pioneer Mid-Cap Value Fund
      Pioneer Small Company Fund++
      Pioneer Tax-Managed Fund

      International/Global
      Pioneer Emerging Markets Fund
      Pioneer Europe Fund
      Pioneer Europe Select Fund
      Pioneer International Equity Fund**
      (formerly Pioneer World Equity Fund)
      Pioneer International Value Fund**
      (formerly Pioneer International Growth Fund)

      Sector Funds
      Pioneer Global Financials Fund
      Pioneer Global Health Care Fund
      Pioneer Global Telecoms Fund
      Pioneer Real Estate Shares
      Pioneer Science & Technology Fund

      Growth and Income Funds
      Pioneer Fund
      Pioneer Balanced Fund
      Pioneer Equity-Income Fund
      Pioneer Value Fund
      (formerly Pioneer II)

      Income Funds
      Taxable
      Pioneer America Income Trust
      Pioneer Bond Fund
      Pioneer High Yield Fund
      Pioneer Strategic Income Fund

      Tax-Free
      Pioneer Tax-Free Income Fund

      Money Market Fund
      Pioneer Cash Reserves Fund*


 *An investment in the Fund is not insured or guaranteed by the Federal Deposit
  Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

**Name change effective July 30, 2001.

 +Name change effective September 21, 2001

++Name change effective September 6, 2001.

  Note: Pioneer Indo-Asia Fund merged into Pioneer Emerging Markets Fund on September 28, 2001. Pioneer Limited Maturity Bond Fund merged into Pioneer Bond Fund on September 28, 2001.

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Public Accountants
Arthur Andersen LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Trustees and Officers

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 59 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. (Pioneer) serves as investment adviser (the Pioneer Funds). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

INTERESTED TRUSTEES



Name, Age and Address                        Position Held                       Term of Office/Length of Service
John F. Cogan, Jr. (75)*                     Chairman of the Board,              Trustee since 1995.
                                             Trustee and President               Serves until retirement or removal.

*Mr. Cogan is an interested trustee because he is an officer or director of the Fund's investment advisor and certain of its affiliates.

----------------------------------------------------------------------------------------------------------------------------------
Daniel T. Geraci (44)**                      Trustee and                         Trustee since October, 2001.
                                             Executive Vice President            Serves until retirement or removal.

**Mr. Geraci is an interested trustee because he is an officer, director and employee of the Fund's investment advisor and certain of its affiliates.


INDEPENDENT TRUSTEES
Name, Age and Address                        Position Held                       Term of Office/Length of Service
Mary K. Bush (53)                            Trustee                             Trustee since 1997.
4201 Cathedral Avenue, NW,                                                       Serves until retirement or removal.
Washington, DC, 20016

----------------------------------------------------------------------------------------------------------------------------------
Richard H. Egdahl, M.D. (75)                 Trustee                             Trustee since 1995.
Boston University Healthcare                                                     Serves until retirement or removal.
Entrepreneurship Program,
53 Bay State Road,
Boston, MA 02215

----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (54)                    Trustee                             Trustee since 1995.
1001 Sherbrooke Street West,                                                     Serves until retirement or removal.
Montreal, Quebec, Canada
----------------------------------------------------------------------------------------------------------------------------------

Principal Occupation During Past Five Years         Other Directorships Held
Deputy Chairman and a Director of Pioneer           Director of Harbor Global Company, Ltd.
Global Asset Management S.p.A. (PGAM);
Non-Executive Chairman and a Director of
Pioneer Investment Management USA Inc.
(PIM-USA); Chairman and a Director of
Pioneer; President of all of the Pioneer Funds;
and Of Counsel (since 2000, Partner prior to
2000), Hale and Dorr LLP (counsel to PIM-
USA and the Pioneer Funds)
---------------------------------------------------------------------------------------------------------------------------------
Director and CEO - US of PGAM since                 None
November 2001; Director, Chief Executive
Officer and President of PIM-USA since
October 2001; Director of Pioneer Funds
Distributor, Inc. and Pioneer Investment
Management Shareholder Services, Inc. since
October 2001; President and a Director of
Pioneer and Pioneer International Corporation
since October 2001; Executive Vice President
of all of the Pioneer Funds since October
2001; President of Fidelity Private Wealth
Management Group from 2000 through
October 2001; and Executive Vice President -
Distribution and Marketing of Fidelity
Investments Institutional Services and Fidelity
Investments Canada Ltd. prior to 2000

----------------------------------------------------------------------------------------------------------------------------------

Principal Occupation During Past Five Years          Other Directorships Held
President, Bush & Co. (international financial       Director and/or Trustee of Brady Corporation
advisory firm)                                       (industrial identification and specialty coated
                                                     material products manufacturer), Mastec Inc.
                                                     (communications and energy infrastructure),
                                                     Mortgage Guaranty Insurance Corporation, R.J.
                                                     Reynolds Tobacco Holdings, Inc. (tobacco) and
                                                     Student Loan Marketing Association
                                                     (secondary marketing of student loans)
----------------------------------------------------------------------------------------------------------------------------------
Alexander Graham Bell Professor of Health Care       None
Entrepreneurship, Boston University; Professor
of Management, Boston University School of
Management; Professor of Public Health, Boston
University School of Public Health; Professor of
Surgery, Boston University School of Medicine;
University Professor, Boston University
----------------------------------------------------------------------------------------------------------------------------------
Founding Director, The Winthrop Group, Inc.          None
(consulting firm); Professor of Management,
Faculty of Management, McGill University
----------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES


Name, Age and Address            Position Held          Term of Office/Length of Service
Marguerite A. Piret (53)         Trustee                Trustee since 1995.
One Boston Place, 26th Floor,                           Serves until retirement or removal.
Boston, MA 02108

-------------------------------------------------------------------------------------------
Stephen K. West (73)             Trustee                Trustee since 1995.
125 Broad Street,                                       Serves until retirement or removal.
New York, NY 10004

-------------------------------------------------------------------------------------------
John Winthrop (65)               Trustee                Trustee since 1995.
One North Adgers Wharf,                                 Serves until retirement or removal.
Charleston, SC 29401

-------------------------------------------------------------------------------------------
FUND OFFICERS

Name, Age and Address            Position Held          Term of Office/Length of Service
Joseph P. Barri (55)             Secretary              Since 1995.
                                                        Serves at the discretion of Board.
-------------------------------------------------------------------------------------------
Dorothy E. Bourassa (54)         Assistant Secretary    Since November, 2000.
                                                        Serves at the discretion of Board.
-------------------------------------------------------------------------------------------
Vincent Nave (56)                Treasurer              Since November, 2000.
                                                        Serves at the discretion of Board.
-------------------------------------------------------------------------------------------
Luis I. Presutti (36)            Assistant Treasurer    Since November, 2000.
                                                        Serves at the discretion of Board.
-------------------------------------------------------------------------------------------
John F. Daly III (36)            Assistant Treasurer    Since November, 2000.
                                                        Serves at the discretion of Board.
-------------------------------------------------------------------------------------------

Principal Occupation During Past Five Years          Other Directorships Held
President, Newbury, Piret & Company, Inc.            Director, Organogenesis Inc. (tissue
(merchant banking firm)                              engineering company)

--------------------------------------------------------------------------------------------------
Of Counsel, Sullivan & Cromwell (law firm)           Director, Dresdner RCM Global Strategic
                                                     Income Fund, Inc. and The Swiss Helvetia
                                                     Fund, Inc. (closed-end investment companies),
                                                     AMVESCAP PLC (investment managers) and
                                                     First ING Life Insurance Company of New York

--------------------------------------------------------------------------------------------------
President, John Winthrop & Co., Inc.                 Director of NUI Corp. (energy sales, services
(private investment firm)                            and distribution)

--------------------------------------------------------------------------------------------------

Principal Occupation During Past Five Years          Other Directorships Held
 Partner, Hale and Dorr LLP; Secretary of all of     None
 the Pioneer Funds

--------------------------------------------------------------------------------------------------
 Secretary of PIM-USA: Senior Vice President -       None
 Legal of Pioneer; and Secretary/Clerk of most
 of PIM-USA's subsidiaries since October
 2000; Assistant Secretary of all of the Pioneer
 Funds since November 2000; Senior Counsel,
 Assistant Vice President and Director of
 Compliance of PIM-USA from April 1998
 through October 2000; Vice President and
 Assistant General Counsel, First Union
 Corporation from December 1996 through
 March 1998

--------------------------------------------------------------------------------------------------
 Vice President - Fund Accounting and Custody        None
 Services of Pioneer (Manager from September
 1996 to February 1999); and Treasurer of all
 of the Pioneer Funds (Assistant Treasurer from
 June 1999 to November 2000)

--------------------------------------------------------------------------------------------------
 Assistant Vice President - Fund Accounting,         None
 Administration and Custody Services of
 Pioneer (Fund Accounting Manager from 1994
 to 1999); and Assistant Treasurer of all of the
 Pioneer Funds since November 2000

--------------------------------------------------------------------------------------------------
 Global Custody and Settlement Division Manager      None
 of PIM-USA; and Assistant Treasurer of all of
 the Pioneer Funds since November 2000

--------------------------------------------------------------------------------------------------

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.


Individual Retirement Account (IRA)

An IRA is a tax-favored account that allows anyone under age 70-1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.


Roth IRA

The Roth IRA is a tax-favored account that lets anyone - regardless of age - with earned income (up to certain limits) contribute $2,000 annually. Contributions are not tax-deductible, but earnings are tax-free for qualified withdrawals.


401(k) Plan

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,500 per year or 25% of pay, whichever is less. Employers may contribute.


SIMPLE (Savings Incentive Match Plan for Employees) IRA Plan

Businesses with 100 or fewer eligible employees can establish the plan; it resembles the 401(k), but has no administration costs. Employees can make pre-tax contributions of up to $6,500 per year, and an employer contribution is required.


403(b) Plan

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and certain other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.



Most retirement plan withdrawals must meet specific conditions to avoid penalties.

Simplified Employee Pension Plan (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.


Profit Sharing Plan

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.


Age-Weighted Profit Sharing Plan

Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.


Money Purchase Pension Plan (MPP)

Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up a MPP with a fixed contribution of 10% of pay, and a profit sharing plan that permits an additional contribution of up to 15%. This allows for a flexible annual contribution between 10% and 25%.


Most retirement plan withdrawals must meet specific conditions to avoid penalties.

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.


FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.


6-Month Reinstatement Privilege (for Class A and Class B Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months of your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's minimum investment requirement. Reinstated accounts may only purchase Class A fund shares.


Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.


Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)


Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)


Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.


Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:


Account Information, including existing accounts,
new accounts, propectuses, applications
and service forms                                                 1-800-225-6292


FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321


Retirement plans information                                      1-800-622-0176


Telecommunications Device for the Deaf (TDD)                      1-800-225-1997


Write to us:


PIMSS, Inc.
P.O. Box 9014
Boston, Massachusetts 02205-9014


Our toll-free fax                                                 1-800-225-4240


Our internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)



Visit our web site:                                         www.pioneerfunds.com






This report must be preceded or accompanied by a current
Fund prospectus.

[LOGO]

Pioneer Investment Management, Inc.                                11062-00-0202
60 State Street                              (C) Pioneer Funds Distributor, Inc.
Boston, Massachusetts 02109                  Underwriter of Pioneer mutual funds
www.pioneerfunds.com                   [Recycled logo] Printed on Recycled Paper